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                                                                  Exhibit 10.114
                                                              (Golden Creek Inn)
                                                                 (Hillcrest Inn)

                   PAYMENT AND PERFORMANCE GUARANTY AGREEMENT

THIS PAYMENT AND PERFORMANCE GUARANTY AGREEMENT (this "Guaranty") is made as of the ________ day of July, 2002, by ARV ASSISTED LIVING, INC., a Delaware corporation ("Guarantor"), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (including its successors, transferees and assigns, "Lender").

                                    RECITALS:

5) ARV HILLCREEK, LLC, a California limited liability company ("Borrower"), has borrowed the sum of TWENTY-FOUR MILLION AND NO/100 DOLLARS ($24,000,000.00) (the "Loan") from Lender, evidenced by Borrower's Promissory Note of even date herewith (the "Note") and that certain Loan Agreement by and between Lender and Borrower of even date herewith (the "Loan Agreement"), and secured by, among other things, a Deed of Trust, Fixture Filing and Security Agreement, of even date herewith (the "Mortgage") granting a first lien on an assisted living facility known as "Golden Creek Inn", which is located in the City of Irvine, County of Orange, State of California (the "Golden Creek"), and first lien on an assisted living facility known as "Hillcrest Inn", which is located in the City of Thousand Oaks, County of Ventura, State of California ("Hillcrest", which, together with Golden Creek is referred to, individually and collectively, as the "Facility").

6) Borrower has leased the Facility to Guarantor pursuant to two Operating Leases of even date herewith (collectively, the "Lease"), each by and between Borrower, as lessor, and Guarantor, as tenant; on the date hereof, Guarantor is the sole member of Borrower.

7) The Note, the Loan Agreement, the Mortgage and the other documents, certificates, instruments and agreements executed by Borrower and Lessee in connection with the Loan or to otherwise evidence or secure the Loan, and all renewals, supplements, or amendments thereto or a part thereof, are collectively referred to as the "Loan Documents".

8) As a condition of making the Loan, Guarantor has agreed to guaranty, absolutely and unconditionally, payment of the Guaranty Obligations (as defined below), subject to the terms and conditions set forth in this Guaranty.

                                   AGREEMENT:

NOW THEREFORE, in consideration of the above and as an inducement to Lender to make the Loan evidenced by the Note and the Loan Agreement, and as security for the payment of the Loan and all interest from time to time accrued and unpaid thereon, and all expenses, fees, charges and other amounts from time to time due and owing to Lender under the Note and the other Loan Documents, and for the payment and performance of all covenants, agreements and

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other obligations from time to time of Borrower, as lessor under the Lease, to
Guarantor, as tenant under the Lease, and for the payment and performance when due, whether at maturity or earlier, of all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents, including, without limitation, the payment and performance of all of Borrower's obligations pursuant to Article VIII of the Loan Agreement (collectively referred to herein as the "Guaranty Obligations"), Guarantor, intending to be legally bound, hereby covenants, agrees, represents and warrants as follows:

     64. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to the Lender the full, regular and punctual payment and performance of the Guaranty Obligations within seven (7) days of the Lender's demand therefor. Without limiting the generality of the foregoing, "Guaranty Obligations" is used herein in its most comprehensive sense to include all debts, obligations and indebtedness described in the Loan Documents, whether now or hereafter made, incur or created, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and regardless of whether there is any recourse with respect to any portion of such Guaranty Obligations as against Borrower or any partner of Borrower. In addition, Guarantor guarantees the full payment of, and agrees to reimburse Lender for, all costs of collection incurred by Lender in enforcing the Guaranty Obligations and pursuing any remedies set forth in the Loan Documents and/or the Guaranty, including, without limitation, court costs and actual attorneys' fees (including, but not limited to, fees in any bankruptcy or appellate proceeding).

     65. Payments. All payments to be made by Guarantor to Lender hereunder shall be made in lawful money of the United States of America, in immediately available funds, at 200 Witmer Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, or such other location designated by Lender in writing, and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty. All payments available to Lender for application in payment or reduction of the Guaranty Obligations may be applied by Lender in such manner and in such amount, and at such time or times and in such order and priority as Lender may see fit and to the payment or reduction of such portion of the Guaranty Obligations as Lender may elect.

     66. Subsequent Acts by Lender. Lender may, in its sole discretion and without notice to Guarantor, take any action which might otherwise be deemed a legal or equitable release or discharge of Guarantor's obligations hereunder without either impairing or affecting the liability of Guarantor for payment of the Guaranty Obligations, which actions might include, by way of illustration and not limitation:

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          66.1  at any time or from time to time, the time for Borrower's performance of or compliance with any provision of the Loan Documents may be extended or such performance or compliance may be waived by Lender;

          66.2  the acceptance of partial payment of the Guaranty Obligations;

          66.3 any of the acts permitted in the Loan Documents may be performed;

          66.4 the Loan Documents may from time to time be amended and/or renewed by Borrower and Lender for the purpose of adding any provisions thereto or changing in any manner the rights of Lender or of Borrower thereunder;

          66.5 the maturity date of the Note may be changed or renewed in whole or in part;

          66.6 the maturity of the Note may be accelerated in accordance with the terms of the Loan Documents or any future agreement between Borrower and Lender or the holder of such Note;

          66.7 any collateral security for all or any part of the Guaranty Obligations may be exchanged, released, compromised, consolidated, surrendered or otherwise dealt with, and Lender's interest therein may be released and may or may not be perfected;

          66.8 the settlement, release, compounding, compromise, cancellation, rearrangement or consolidation of any of the Guaranty Obligations;

          66.9 the collection of or other liquidation of any claims Lender may have in respect to the Guaranty Obligations;

          66.10 the granting of indulgences, forbearance, compromises, extensions or adjustments in respect to any covenant or agreement under the Loan Documents; and/or

          66.11 the release from liability of any Guarantor and/or any additional parties who may guarantee payment of the Guaranty Obligations or any portion thereof.

     67. Certain Rights, Subordination, Etc.

          67.1 Lender may pursue its rights and remedies under this Guaranty and shall be entitled to payment hereunder notwithstanding any other guaranty of all or any part of the Guaranty Obligations, and notwithstanding any action taken by Lender to enforce any of its rights or remedies under such other guaranty, or any payment received thereunder (but in no event shall Lender collect more than the aggregate amount of the Guaranty Obligations).

          67.2 Any obligation or debt of Borrower now or hereafter held by Guarantor is hereby subordinated to the Guaranty Obligations and Guarantor shall not enforce or collect any such indebtedness from Borrower. Nevertheless, upon request by

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Lender, Guarantor shall collect, enforce and receive such indebtedness of
Borrower to Guarantor. Any sums collected at Lender's request or collected in contravention of the prohibition set forth herein shall be held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranty Obligations; provided, however, that such payments shall not impair, reduce or affect in any manner the liability of Guarantor under the other provisions of this Guaranty.

          67.3 Guarantor agrees that if any event of default exists under the Loan Documents ("Event of Default") and is continuing, (i) such Guarantor shall not accept payment from any other guarantor of any Guaranty Obligations by way of contribution or similar rights on account of any payment made hereunder by Guarantor to Lender, all of which rights are hereby subordinated to Guarantor's obligations hereunder to Lender, (ii) Guarantor will not take any action to exercise or enforce any rights to such contribution, and (iii) if Guarantor should receive payment, satisfaction or security for any indebtedness of Borrower to Lender, the same shall be delivered to Lender in the form received, endorsed or signed as may be appropriate for application on account of or as security for the indebtedness of Borrower to Lender and, until so delivered, shall be held in trust for Lender as security for the indebtedness of Borrower to Lender.

          67.4 In the event of any default by Borrower with respect to the Guaranty Obligations, Guarantor agrees to pay or perform on demand (either oral or written) the Guaranty Obligations. Lender shall not be under a duty to protect, secure or insure or be required to liquidate any security or lien provided by the Mortgage or other such collateral held by Lender prior to making such demand.

          67.5 Notwithstanding any payment or payments made by Guarantor under this Guaranty, Guarantor expressly, irrevocably and unconditionally waives and releases any and all "claims" (as that term is defined in the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code")) it may now or hereafter have against Borrower, and shall not be entitled to, and hereby expressly waives, any and all rights of subrogation, reimbursement, indemnity, exoneration and contribution against Borrower, which Guarantor may now or hereafter have against Borrower without regard to whether any such right or claim arises expressly; provided, that such waiver and release shall not be effective as to any such claim or entitlement or such subrogation and other rights that accrue after the indefeasible payment, performance or other satisfaction in full of the Guaranty Obligations.

     68. Representations and Warranties. Each Guarantor represents and warrants to Lender that:

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          68.1  Existence, Power and Qualification. Guarantor is a duly organized and validly existing Delaware corporation, has the power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

          68.2 Power and Authority. Guarantor has full power and authority to incur the Guaranty Obligations provided for herein, all of which have been authorized by all proper and necessary action.

          68.3 Financial Position. The financial statements of the Guarantor heretofore furnished to Lender are complete and correct and fairly present the financial position of the Guarantor as of the date thereof. Since the date of said financial statements there has been no material adverse change in the financial position or operations, or the business taken as a whole, of Guarantor from that set forth therein.

          68.4 Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency now pending or, to the best of Guarantor's knowledge, threatened against Guarantor, in which an adverse decision could materially and adversely affect the financial position of Guarantor.

          68.5 No Breach. The execution and delivery of this Guaranty, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will not (i) conflict with or result in a breach of, or require any consent (not heretofore obtained at the time this representation is made) under, any applicable law, administrative proceeding or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor is a party or by which Guarantor is bound or to which Guarantor is subject, (ii) constitute a default under any such agreement or instrument or under Guarantor's articles of incorporation, or any other agreement or instrument binding upon Guarantor, or
(iii) result in the creation or imposition of any lien upon any of the revenues or assets of Guarantor pursuant to the terms of any such agreement or instrument.

          68.6 Approvals. To the best of Guarantor's knowledge, no authorizations, approvals, or consents of (other than those heretofore obtained and in full force and effect), and no filings or registrations with (other than those heretofore obtained and in full force and effect), any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability thereof.

          68.7 Taxes, etc. Guarantor has filed all United States federal and state tax returns and all other tax returns that are required to be filed by Guarantor and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor, except such taxes, the payment of which is not yet due, or which if due, is not yet delinquent or is being contested in good faith or which has not been finally determined.

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          68.8  Benefit. The making of the Loan by Lender to Borrower will directly benefit Guarantor.

     69. Financial Covenants and Other Information. Guarantor shall provide Lender the following financial statements and information on a continuing basis during the term of the Loan:

          69.1 Within one hundred twenty (120) days after the end of each fiscal year of Guarantor, audited financial statements of Guarantor prepared by a nationally recognized accounting firm or independent certified public accountant acceptable to Lender, which statements shall be prepared in accordance with GAAP and shall include a balance sheet and a statement of income and expenses for the year then ended. In lieu of its obligations hereunder, Guarantor may submit to Lender, upon its filing thereof, a copy of Form 10K as filed with the United States Securities and Exchange Commission.

          69.2 Within forty-five (45) days after the end of each fiscal quarter of Guarantor, audited financial statements of Guarantor, prepared in accordance with GAAP, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended, certified by the chief financial officer of Guarantor as true and correct in all material respects. In lieu of its obligations hereunder, Guarantor may submit to Lender, upon its filing thereof, a copy of Form 10Q as filed with the United States Securities and Exchange Commission.

          69.3 As soon as available, but in no event more than thirty (30) days after the filing deadline, as may be extended from time to time, copies of all federal, state and local tax returns of Guarantor, together with all supporting documentation and required schedules.

          69.4 Within forty-five (45) days after the end of each fiscal quarter of Guarantor, a certificate of the chief financial officer of Guarantor confirming compliance with the covenants and requirements set forth above.

The Lender reserves the right to require such other financial information of Guarantor in such form and at such other times (including monthly or more frequently) as Lender shall deem necessary, and Guarantor agrees promptly to provide or to cause to be provided, such information to Lender. All financial statements must be in form and detail as Lender may from time to time request.

     70. Guaranty is a Continuing Obligation. The obligations of the Guarantor under this Guaranty shall be continuing, absolute, irrevocable and unconditional under all circumstances, and shall remain in full force and effect or be reinstated, until all of the Guaranty Obligations shall have been paid and performed in full, irrespective of the bankruptcy, insolvency, merger, reorganization, termination, discontinuation or dissolution of the Borrower or any assignment for the benefit of creditors by the Borrower. The Guarantor acknowledges and agrees that Guarantor's obligations hereunder shall apply to and continue with respect to any of the obligations of the Borrower under the Loan Documents which are subsequently recovered from

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the Lender for the reasons set forth below. In the event that any payment by or on the behalf of the Borrower to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason the Lender is required to refund such payment or pay the amount thereof to any other party, including, without limitation, as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, the Borrower or of any substantial part of its property or otherwise, such payment by the Borrower or any other party to the Lender shall not constitute a release of the Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by the Lender of this Guaranty or of the Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by the Lender or paid by the Lender to another party (which amounts shall constitute part of the Guaranty Obligations), and any interest paid by the Lender and any attorneys' fees, costs and expenses paid or incurred by the Lender in connection with any such event. It is the intent of the Guarantor and the Lender that the obligations and liabilities of the Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranty Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of the Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. The Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the later of (a) the date the Guaranty Obligations are paid and performed in full, or (b) if not paid in accordance with the Guaranty Obligations, the expiration or termination of the Loan, and for so long thereafter as may be necessary to enforce any obligation of the Guarantor hereunder and/or to exercise any right or remedy of the Lender hereunder.

     71. [Intentionally Deleted.]

     72. Waiver and Release of Subrogation and Participation. Guarantor shall have no right of subrogation in or under the Guaranty Obligations, and no rights of reimbursement, indemnity or contribution from the Borrower or any other rights by law, equity, statute or contract that would give rise to a creditor-debtor relationship between Guarantor and the Borrower. Guarantor shall have no right to participate in any way in any of the collateral which is conveyed under the Loan Documents as security for the Guaranty Obligations. Guarantor hereby explicitly waives and releases any of the above-described rights of subrogation, reimbursement, indemnity, contribution, participation, and any right to require the marshalling of Borrower's assets under any circumstances.

     73. Continuing Validity. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Mortgage, or the other Loan Documents, against any person obligated thereunder or against the owner of the premises covered by the Mortgage, (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, (c) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Mortgage or the other Loan Documents, or the death of any Guarantor, or (d) by reason of any payment made on the

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Guaranty Obligations or any other indebtedness arising under the Note, the
Mortgage or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranty Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Guaranty Obligations due and payable on the happening of any default or event by which under the terms of the Note, the Mortgage or the other Loan Documents, the Guaranty Obligations shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Guaranty Obligations due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

     74. Notice. All notices given under this Guaranty shall be in writing and shall be either hand delivered or mailed, by certified U.S. mail, return receipt requested, first class postage prepaid, to the other party, at its address set forth below or at such other address as such party may designate by notice to the other party:

          74.1  If to Guarantor:

                ARV Assisted Living, Inc.
                245 Fischer Avenue, D-1
                Costa Messa, California  92626-4539
                Attn:  Abdo H. Khoury

          74.2  If to Lender:

                GMAC Commercial Mortgage Corporation
                200 Witmer Road
                P.O. Box 1015
                Horsham, Pennsylvania 19044-8015
                Attention:  Servicing Department

                with a copy to:

                Ballard Spahr Andrews & Ingersoll, LLP
                601 13th Street, NW, Suite 1000 South
                Washington, DC  20005-3807
                Attention:  Katherine L. Bishop, Esq.

     75. No Waiver by Lender; Remedies. No failure on the part of Lender or the holder of the Note to exercise, and no delay in exercising, any right hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right. Guarantor hereby agrees that all rights and remedies that Lender is afforded by reason of this Guaranty are separate and cumulative and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way

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limit or prejudice Lender's ability to pursue any other legal or equitable rights or remedies that may be available. Failure of Lender to insist upon strict performance or observance of any of the terms, provisions and covenants hereof or to exercise any right herein contained shall not be construed as a waiver or relinquishment of the right to demand strict performance at another time. Receipt by Lender of any payment or performance on the Guaranty Obligations shall not be deemed a waiver of the breach of any provision hereof or of any of the Loan Documents. Without limiting the generality of the foregoing, Guarantor agrees that in any action by Lender by reason of the Guaranty Obligations, Lender, at its election, may proceed (a) against Guarantor together with Borrower, (b) against Guarantor and Borrower, individually, or (c) against Guarantor only without having commenced any action against, or having obtained any judgment against, Borrower.

     76. Certain Waivers by Guarantor. AS A FURTHER INDUCEMENT TO LENDER TO MAKE THE LOAN AND IN CONSIDERATION THEREOF, GUARANTOR FURTHER COVENANTS AND AGREES THAT SERVICE OF ANY SUMMONS AND COMPLAINT OR OTHER PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO GUARANTOR AT GUARANTOR'S ADDRESS HEREINABOVE SET FORTH, GUARANTOR HEREBY WAIVING PERSONAL SERVICE THEREOF. GUARANTOR HEREBY WAIVES THE PLEADING OF ANY STATUTE OF LIMITATIONS AS A DEFENSE TO THE OBLIGATIONS HEREUNDER. GUARANTOR HEREBY WAIVES NOTICE OF THE ACCEPTANCE HEREOF, PRESENTMENT, DEMAND FOR PAYMENT, PROTEST, NOTICE OF PROTEST, OR ANY AND ALL NOTICE OF NON-PAYMENT, NON-PERFORMANCE OR NON-OBSERVANCE, OR OTHER PROOF, OR NOTICE OR DEMAND.

THE GUARANTOR FURTHER WAIVES AND AGREES NOT TO ASSERT: (A) ANY RIGHT TO REQUIRE LENDER TO PROCEED AGAINST BORROWER OR TO PROCEED AGAINST ANY OTHER GUARANTOR, OR TO PROCEED AGAINST OR EXHAUST ANY SECURITY FOR THE GUARANTY OBLIGATIONS, OR TO PURSUE ANY OTHER REMEDY AVAILABLE TO LENDER, OR TO PURSUE ANY REMEDY IN ANY PARTICULAR ORDER OR MANNER, (B) THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING GUARANTOR'S LIABILITY HEREUNDER OR THE ENFORCEMENT HEREOF, (C) NOTICE OF THE EXISTENCE, CREATION OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF BORROWER TO LENDER, (D) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE LIABILITY OF A SURETY, (E) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY OR OTHER DEFENSE OF BORROWER OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER (OTHER THAN PAYMENT IN FULL) OF THE LIABILITY OF BORROWER FOR THE GUARANTY OBLIGATIONS, (F) THE BENEFITS OF ANY STATUTORY PROVISION LIMITING THE RIGHT OF LENDER TO RECOVER A DEFICIENCY JUDGMENT, OR TO OTHERWISE PROCEED AGAINST ANY PERSON OR ENTITY OBLIGATED FOR PAYMENT OF THE GUARANTY OBLIGATIONS, AFTER ANY FORECLOSURE OR TRUSTEE'S SALE OF ANY SECURITY FOR THE GUARANTY OBLIGATIONS, AND (G) ANY OTHER DEFENSE OR CIRCUMSTANCE WHICH MIGHT OTHERWISE

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CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF GUARANTOR'S LIABILITY HEREUNDER,
ARISING FROM OR OUT OF THE LOAN, THE LOAN DOCUMENTS AND/OR THE FACILITY.

     77. Waiver of Automatic Stay. GUARANTOR HEREBY AGREES THAT, IN CONSIDERATION OF LENDER'S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT GUARANTOR SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED ("BANKRUPTCY CODE"), OR SIMILAR LAW OR STATUTE, (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE, (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST GUARANTOR FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BE ENTITLED, AND GUARANTOR HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM, ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THIS AGREEMENT AND/OR THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND GUARANTOR HEREBY IRREVOCABLY WAIVES GUARANTOR'S RIGHTS TO OBJECT TO SUCH RELIEF.

     78. Guaranty of Payment. This is a guaranty of payment and not of collection and upon any default of Borrower under the Note, the Mortgage, the Loan Agreement or the other Loan Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the Facility or other collateral for the Loan.

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          78.1  Joint and Several Liability. The term "Guarantor" as used in this Guaranty shall refer individually and collectively to all signers of this Guaranty. Each undertaking herein contained shall be the joint and several undertaking of each signer hereof if more than one, and it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such signers without seeking to enforce the same as to all or any such signers. Guarantor hereby waives any requirement of joinder of all or any other of the parties hereto in any suit or proceeding to enforce the provisions hereof.

          78.2 Assignment. Lender may assign this Guaranty or any rights or powers hereunder, in whole or in part, in connection with the sale of the Note and assignment of the Mortgage. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the prior written consent of Lender which may be withheld in its absolute discretion. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. If any party hereto shall be a partnership or a limited liability company, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals or entities composing the partnership or the limited liability company, and the term "Guarantor" shall include any altered or successive partnerships and any altered or successive limited liability companies but the predecessor partnerships and their partners, and the predecessor limited liability companies and their members, shall not thereby be released from any obligations or liability hereunder.

     79. Waiver of Trial by Jury; Service of Process. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED BY GUARANTOR OF GUARANTOR'S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR AGREES TO PAY ALL COURT COSTS AND

                                       14

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REASONABLE ATTORNEY'S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY
PROVISION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, LENDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE GUARANTOR WITH NOTICE OF THE FILING OF ANY LAWSUIT BY LENDER AGAINST GUARANTOR.

     80. Power and Authority. Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

     81. Complete Agreement; Modification; Waiver. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which are incorporated herein which alone fully and completely expresses the agreement of Guarantor and Lender. In no event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing executed by Lender. Any waiver granted by Lender shall be applicable only in the specific instance for which it is given.

     82. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE FACILITY IS LOCATED AND APPLICABLE FEDERAL LAW.

     83. Counterparts; Construction. This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Words of any gender used in this Guaranty shall be held and construed to include the other gender, and words in the singular shall be held and construed to include the plural, and words in the plural shall be held and construed to include the singular, unless this Guaranty or the context otherwise requires.

     84. Review by Guarantor. GUARANTOR HAS RECEIVED COPIES OF, AND HAS HAD THE OPPORTUNITY TO REVIEW, ALL OF THE LOAN DOCUMENTS REFERRED TO IN THIS GUARANTY. GUARANTOR HAS DISCUSSED THIS GUARANTY WITH GUARANTOR'S LEGAL COUNSEL, AND GUARANTOR UNDERSTANDS THE NATURE AND EXTENT AND THE LEGAL AND PRACTICAL CONSEQUENCES OF GUARANTOR'S LIABILITY UNDER THIS GUARANTY.

     85. No Oral Agreement. To the extent allowed by law, Guarantor agrees to be bound by the terms of the following notice:

     NOTICE: THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE A WRITTEN
             AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

             THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE LOAN.

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                         [SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of the day and year first written above.

WITNESS:                                    GUARANTOR:

                                            ARV ASSISTED LIVING, INC.,
                                            a Delaware corporation

                                            By:                         (SEAL)
-----------------------------                   ------------------------
                                                Abdo H. Khoury
                                                President
-----------------------------
Print Name:

                                 ACKNOWLEDGMENT

State of __________________________)
                                     ) ss:
County of _________________________)

     On ______, ____, before me, _______________________________________________
                                           (name, title of officer,
                                        e.g., "Jane Doe, Notary Public")

personally appeared ____________________________________________________________
                                     (name(s) of signer(s))

     ( )   personally known to me -OR-
     ( )   proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

     Witness my hand and official seal.

                                    --------------------------------------------
(Signature of Notary)